Agreement
Execution Version

Pledge agreement

Solitario Exploration & Royalty Corp. RMB Australia Holdings Limited RMB Resources Inc.
david.walton@freehills.com

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Contents

Table of contents

	The agreement	2
	Operative part	4
1	Definitions and interpretations		4
	1.1	Definitions	4
	1.2	Interpretations	6
	1.3	Inconsistency with Security Agreement	7
2	Pledge		7
3	Delivery of Collateral		7
4	Voting rights and dividends		8
5	Representations, warranties and covenants of Pledgor		8
6	Further assurances		9
7	Covenants of Pledgor		10
8	Secured Party as Pledgoris Attorney-in-Fact		10
9	Remedies upon Default		10
10	Application of proceeds		12
11	Indemnity and expenses		12
12	Duties of Secured Party		13
13	Choice of law and venue, waiver of jury trial		13
14	Amendments, etc.		13
15	Notices		14
16	Continuing security interest		14
17	Security interest absolute		15
18	Headings		15
19	Severability		15
20	Counterparts		15
21	Waiver of Marshalling		16
	Schedule 1		17
	Ownership interest		17
	Signing page		18
	Attachment 1
	Endorsement Certificate - Solitario Exploration & Royalty Corp.		20

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The agreement

Pledge agreement

Date ► August 10, 2012

Between the parties
Pledgor

Solitario Exploration & Royalty Corp.

a corporation existing under the laws of Colorado, United States of America of 4251 Kipling St, Suite 390, Wheat Ridge, Colorado 80033, United States of America

(Pledgor)

Secured Party	RMB Australia Holdings Limited ACN 003 201 214 of Level 13, 60 Castlereagh Street, Sydney, New South Wales 2000, Australia (RMBAH, or collectively with RMBR, the Secured Party)
Secured Party	RMB Resources Inc. 77 Water Street, 8th Floor, New York, New York 10005, United States of America (RMBR, or collectively with RMBAH, the Secured Party)
Background

1     The Pledgor has entered into a Facility Agreement dated even date herewith (Facility Agreement) with the Secured Party, pursuant to which the Secured Party has agreed to make loans to the Pledgor in accordance with the terms of the Facility Agreement.

2     The Pledgor beneficially owns the ‘Ownership Interest’ (as hereinafter defined) in MHLLC (as hereinafter defined).

3     To induce Secured Party to make the loans extended to Pledgor pursuant to the Facility Agreement, the Pledgor desires to pledge, grant, transfer and assign to the Secured Party a security interest in the ‘Collateral’ (as hereinafter defined) to secure the ‘Obligations’ (as hereinafter defined), as provided herein.

The parties hereby agree	as set out in the Operative part of this agreement, in consideration of, among other things, the mutual promises, covenants, representations and warranties contained in this agreement.

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Operative part

1	Definitions and interpretations
1.1	Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning
Bankruptcy Code	United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as in effect from time to time, and any successor statute thereto.
Business Day	a day on which banks are open for general banking business in both Sydney, Australia and Denver, Colorado, excluding Saturdays, Sundays and public holidays.
Code	the Uniform Commercial Code as in effect in the State of Colorado from time to time.
Collateral	the Ownership Interest, the Future Rights and the Proceeds, collectively, and all books and records relating thereto.
Default	has the meaning ascribed to the term ‘Event of Default’ in the Facility Agreement.
DHIUS	DHI Minerals (U.S.) Ltd, a corporation existing under the laws of Nevada, United States of America.
Facility Agreement	has the meaning ascribed thereto in the Background to this Agreement.
Future Rights	all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Ownership Interest.
Holder and Holders	has the meaning ascribed thereto in Section 3(c)
Lien	any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

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MHLLC	the Person identified in Schedule 1
MHLLC Operating Agreement	the agreement entitled the Limited Liability Company Operating Agreement of Mt. Hamilton, LLC, dated December 22, 2010, between the Pledgor and DHIUS.
Obligations	all liabilities, obligations, or undertakings owing by the Pledgor to a Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Facility Agreement, this Agreement, or the other Transaction Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which the Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.
Ownership Interest	the membership interest in MHLLC currently owned by the Pledgor, as described in Schedule 1, all future membership interests in MHLLC owned by the Pledgor, and all other rights and obligations of Pledgor with regard to such membership interest arising under the MHLLC Operating Agreement.
Person

1     an individual; and

2     a partnership, corporation (including a business trust), joint stock company, limited liability corporation or company, limited liability partnership, trust, unincorporated association, joint venture or other entity formed under the laws of any particular state for the purpose of conducting business, or any trustee, receiver, custodian or similar official and/or a government or any political subdivision or agency thereof.

Pledgor	has the meaning ascribed thereto in the Background to this Agreement.
Proceeds

all proceeds (including proceeds of proceeds) of the Ownership Interest and Future Rights including all:

1     rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, payment intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Ownership Interest, Future Rights or proceeds thereof (including any cash, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to MHLLC and any security entitlements, as defined in Section 8-102(a)(17) of the Code, with respect thereto);

2     ‘proceeds’ as such term is defined in Section 9-102(a)(64) of the Code;

3     proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Ownership Interest, Future Rights or proceeds thereof;

4     payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Ownership Interest, Future Rights or proceeds thereof; and

5     other amounts from time to time paid or payable under or in connection with any of the Ownership Interest, Future Rights or proceeds thereof.

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Registered Organisation	has the meaning ascribed thereto in Section 9-102(a)(73) of the Code.
Secured Party	has the meaning ascribed thereto in the Background to this Agreement, together with its successors or assigns.
Securities Act	has the meaning ascribed thereto in Section 9(a)(3)
Transaction Document

each of:

1     this Agreement;

2     the Facility Agreement;

3     each Transaction Document as defined in the Facility Agreement; and

4     any document which the Pledgor and the Secured Party agree, now or in the future, is a Transaction Document for the purposes of this Agreement,

and any other agreement, instrument, or other document entered into, given or executed under any of the above, in each case as amended, restated or otherwise modified from time to time.

1.2	Interpretations
(a)	Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term ‘including’ is not limiting, and the term ‘or’ has, except where otherwise indicated, the inclusive meaning represented by the phrase ‘and/or.’ The words ‘hereof,’ ‘herein,’ ‘hereby,’ ‘hereunder,’ and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, Section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Facility Agreement, or any of the other Transaction Documents.
(b)	All capitalized terms used herein without definitions shall have the meaning given to them in the Facility Agreement.
(c)	Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by both of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

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(d)	In the event of any direct conflict between the express terms and provisions of this Agreement and of the Facility Agreement, the terms and provisions of the Facility Agreement shall control.
(e)	Without limiting section 1.2(d) or the terms of this Agreement, the parties acknowledge that the ability of the Pledgor to Encumber the Collateral and Dispose of the Collateral, and the events upon which the Secured Party may enforce this Agreement and foreclose with respect to the Collateral, are governed by the terms of the Facility Agreement and nothing in this Agreement restricts the Pledgor’s ability to do anything expressly permitted by the terms of the Facility Agreement.

1.3	Inconsistency with Security Agreement

In the event of any inconsistency between a provision of this Agreement and a provision of the Security Agreement as it relates to the Collateral, the provision of this Agreement prevails to the extent of the inconsistency.

2	Pledge

As security for the prompt payment and performance of the Obligations in full by Pledgor when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), Pledgor hereby pledges, grants, transfers, and assigns to Secured Party a security interest in all of Pledgor’s right, title, and interest in and to the Collateral.

3	Delivery of Collateral
(a)	All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by Pledgor to Secured Party or Secured Party’s designee pursuant hereto at a location designated by Secured Party and shall be held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed endorsement certificates in the form attached hereto as Attachment 1 or other instrument of transfer or assignment in blank, in form and substance satisfactory to Secured Party.
(b)	Upon the occurrence and during the continuance of a Default, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, subject to the provisions of Section 9 of this Agreement, to transfer to or to record on the books of MHLLC (or of any other Person maintaining records with respect to the Collateral) in the name of the Secured Party or any of its nominees any or all of the Collateral.
(c)	If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a person or entity other than Secured Party or Pledgor (Holder), then Pledgor shall immediately, at Secured Party’s option, either cause such Collateral to be delivered into Secured Party’s possession, or cause such Holder to enter into a control agreement, in form and substance satisfactory to Secured Party, and take all other steps deemed necessary by Secured Party to perfect the security interest of Secured Party in such Collateral, all pursuant to Sections 9-106 and 9-313 of the Code or other applicable law governing the perfection of Secured Party’s security interest in the Collateral in the possession of such Holder.
(d)	Any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Secured Party, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Secured Party in the same form as so received or held, with any necessary endorsements; provided that cash dividends or distributions received by Pledgor may be retained by Pledgor in accordance with Section 4 and used in the ordinary course of Pledgor’s business.

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(e)	If at any time, and from time to time, any Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall immediately cause such Collateral to be recorded or entered, as the case may be, in the name of Secured Party, or otherwise cause Secured Party’s security interest thereon to be perfected in accordance with the provisions of this Agreement and applicable law.
4	Voting rights and dividends
(a)	So long as no Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Transaction Documents and shall be entitled to receive and retain any cash dividends or distributions paid or distributed in respect of the Collateral.
(b)	Upon the occurrence and during the continuance of a Default, all rights of Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies and other instruments as Secured Party may request for the purpose of enabling Secured Party to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.
5	Representations, warranties and covenants of Pledgor

Pledgor represents, warrants, and covenants as follows:

(a)	Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting and registration rights), and Pledgor agrees that Secured Party shall have no responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.
(b)	Pledgor is a corporation organized and in good standing under the laws of the State of Colorado.
(c)	All information herein or hereafter supplied to Secured Party by or on behalf of Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects.
(d)	Pledgor is and will be the sole legal and beneficial owner of the Collateral (including the Ownership Interest and all other Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens in favour of Secured Party and any Permitted Encumbrance.

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(e)	This Agreement, and the pledge to Secured Party of the Ownership Interest representing Collateral (or the control agreements referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest (subject only to the cross lien granted by Pledgor in favour of DHIUS under section 3.5 of the MHLLC Operating Agreement and any other Permitted Encumbrance created voluntarily by the Pledgor or arising involuntarily by operation of law which, in either case by, its terms or by operation of law, ranks in priority senior to this Agreement) in one hundred percent (100%) of the Ownership Interest in favour of Secured Party securing payment of the Obligations, and all actions necessary to achieve such perfection have been duly taken.
(f)	Schedule 1 to this Agreement is true and correct and complete in all material respects. Without limiting the generality of the foregoing:
(1)	except to the extent that the Ownership Interest is held in the name of Secured Party or its nominee pursuant to the provisions of this Agreement, the Ownership Interest is held in the name of Pledgor; and
(2)	the Ownership Interest constitutes the percentage of the issued and outstanding membership interests of MHLLC as at the date of this Agreement as set forth in Schedule 1 to this Agreement.
(g)	There are no presently existing Future Rights or Proceeds owned by Pledgor.
(h)	The Ownership Interest has been duly authorized and validly issued.
(i)	Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.
6	Further assurances
(a)	Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor will:
(1)	at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby;
(2)	execute and deliver such instruments or notices, as may be necessary or reasonably desirable, or as Secured Party may request, in order to perfect and preserve the first priority (subject only to any Permitted Encumbrance created voluntarily by the Pledgor or arising involuntarily by operation of law which in either case by its terms or by operation of law ranks in priority senior to this Agreement) security interests granted or purported to be granted hereby;
(3)	allow inspection of the Collateral by Secured Party or persons designated by Secured Party; and
(4)	appear in and defend any action or proceeding that may affect Pledgor’s title to or Secured Party’s security interest in the Collateral.
(b)	Pledgor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, consistent with the provisions of this Agreement. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
(c)	Pledgor will furnish to Secured Party, upon the request of Secured Party such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request.

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7	Covenants of Pledgor

Pledgor shall:

(a)	perform each and every covenant in the Transaction Documents applicable to Pledgor;
(b)	neither change its jurisdiction of organization nor cease to be a Registered Organization, qualified to transact business in all relevant jurisdictions and in good standing in each state or jurisdiction where the nature of Pledgor’s business or character of its properties or assets requires such qualification and good standing; and
(c)	upon receipt by Pledgor of any material notice, report, or other communication from MHLLC or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Secured Party as soon as possible, but in no event later than 5 Business Days following the receipt thereof by Pledgor.
8	Secured Party as Pledgor’s Attorney-in-Fact
(a)	Upon the occurrence of a Default and while it is continuing, Pledgor hereby irrevocably appoints Secured Party as Pledgor’s attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time at Secured Party’s discretion, to take any action and to execute any instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
(1)	upon the occurrence and during the continuance of a Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms;
(2)	to enter into any control agreements Secured Party deems necessary pursuant to Section 3 of this Agreement; or
(3)	to arrange for the transfer of the Collateral to the name of Secured Party or to the name of Secured Party’s nominee.
(b)	In addition to the designation of Secured Party as Pledgor’s attorney-in-fact in subsection (a), upon the occurrence of a Default and while it is continuing, Pledgor hereby irrevocably appoints Secured Party as Pledgor’s agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or MHLLC engage in business, in order to transfer or to more effectively transfer any of the Ownership Interest or otherwise enforce Secured Party’s rights as provided in this Agreement.
9	Remedies upon Default
(a)	Upon the occurrence and during the continuance of a Default:

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(1)	Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 calendar days notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, Pledgor hereby waives any claims against Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.
(2)	Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the city and state where Secured Party is located in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.
(3)	Pledgor hereby acknowledges that the sale by Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (Securities Act), as well as applicable ‘Blue Sky’ or other state securities laws, may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the Collateral may dispose thereof. Pledgor acknowledges and agrees that in order to protect Secured Party’s interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor has no objection to sale in such a manner and agrees that Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, Pledgor agrees that, upon the occurrence and during the continuation of a Default, Secured Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors reasonably believed by Secured Party to be institutional investors or other accredited investors who might be interested in purchasing the Collateral. If Secured Party shall solicit such offers, then the acceptance by Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.
(b)	PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW:

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(1)	any constitutional or other right to a judicial hearing prior to the time Secured Party disposes of all or any part of the Collateral as provided in this Section;
(2)	all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted; and
(3)	except as set forth in subsection (a) of this Section 9, any requirement of notice, demand, or advertisement for sale.
10	Application of proceeds

Upon the occurrence and during the continuance of a Default, any cash held by the Secured Party as Collateral and all cash Proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Secured Party of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by the Secured Party as provided in the Security Agreement between the Pledgor and the Secured Party dated on or about the date of this Agreement.

11	Indemnity and expenses
(a)	The Pledgor agrees:
(1)	to indemnify and hold harmless Secured Party and each of its directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, attorneys’ fees and expenses) in any way arising out of or in connection with this Agreement or the Obligations, except to the extent the same shall arise as a result of the negligence or wilful misconduct of the party seeking to be indemnified; and
(2)	to pay and reimburse Secured Party upon demand for all reasonable costs and expenses (including, without limitation, attorneys’ fees and expenses) that Secured Party may incur in connection with:
(A)	the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral;
(B)	the exercise or enforcement of any rights or remedies granted hereunder, under the Facility Agreement, or under any of the other Transaction Documents or otherwise available to it (whether at law, in equity or otherwise); and
(C)	the failure by Pledgor to perform or observe any of the provisions hereof.
(b)	The provisions of this Section 11 shall survive the execution and delivery of this Agreement, the repayment of any of the Obligations, the termination of the commitments of Secured Party under the Facility Agreement, and the termination of this Agreement or any other credit document.

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12	Duties of Secured Party

The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in this Agreement and Section 9-207 of the Code, Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

13	Choice of law and venue, waiver of jury trial
(a)	THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO (WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF). The Pledgor and the Secured Party agree that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State of Colorado or any federal court sitting therein and consent to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Pledgor by mail at the address specified for notices in the Facility Agreement. The Pledgor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.
(b)	PLEDGOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. The Pledgor and the Secured Party represent that each has reviewed this waiver and each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. In the event of litigation, a copy of this Agreement may be filed as a written consent to a trial by the court.
14	Amendments, etc

No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Secured Party to exercise, and no delay in exercising any right under this Agreement, any other credit document, or otherwise with respect to any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other credit document, or otherwise with respect to any of the Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Obligations are cumulative and not exclusive of any remedies provided by law.

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15	Notices

Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile transmission or other electronic means, or upon receipt of notice sent by overnight mail or certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below. Any party may change its address for notices in the manner set forth above.

Solitario Exploration & Royalty Corp. 4251 Kipling St, Suite 390, Wheat Ridge, Colorado 80033, United States of America Attn: James R Maronick Fax: +1 303 534 1809 E-mail: jmaronick@slrxpl.com
RMB Australia Holdings Limited Level 13 60 Castlereagh Street Sydney New South Wales 2000 Australia Attn: Gregory Gay Fax: +61 2 9256 6291 E-mail: greg.gay@rmb.com.au	RMB Resources Inc. 77 Water Street 8th Floor New York, New York 10005 United States of America Attn: Alvaro Belevan Fax: +1 646 436 7811 E-mail: alvaro.belevan@rmbresources.com

16	Continuing security interest
(a)	This Agreement shall create a continuing security interest in the Collateral and shall:
(1)	remain in full force and effect until the indefeasible payment in full of the Obligations, including the cash collateralization, expiration, or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Facility Agreement and the other Transaction Documents;
(2)	be binding upon Pledgor and its successors and assigns; and
(3)	inure to the benefit of Secured Party and its successors, transferees, and assigns.
(b)	Subject to Section 16(c), at the written request of the Pledgor, the Secured Party shall discharge and terminate the security interest created under this Agreement if the Obligations have been indefeasibly paid in full and no Obligations are owing, whether actually, contingently or prospectively.

(c)	The Secured Party is not obliged to discharge and terminate the security interest created under this Agreement under Section 16 (b) if the Secured Party is of the opinion (acting in good faith) that it is reasonably foreseeable that any Obligations could be owing in the future.

(d)	If the Secured Party is obliged to discharge and terminate the security interest created under this Agreement in accordance with Sections 16 (b) and 16(c) then:

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(1)	the Secured Party shall, at the Pledgor’s expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such discharge and termination; and
(2)	such documents shall be prepared by the Pledgor and shall be in form and substance reasonably satisfactory to the Secured Party.
(e)	Despite this Section 16 and any discharge or termination of the security interest created under this Agreement, nothing in this Agreement or any discharge or termination affects any indemnity or other obligation under this Agreement or under any other Transaction Document that is expressed to survive termination.

17	Security interest absolute

To the maximum extent permitted by law, all rights of Secured Party, all security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)	any lack of validity or enforceability of any of the Obligations or any other agreement or instrument relating thereto, including any of the Transaction Documents;
(b)	any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Transaction Documents, or any other agreement or instrument relating thereto;
(c)	any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Obligations; or
(d)	any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor.
18	Headings

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

19	Severability

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

20	Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement dated as of the date first shown above.

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21	Waiver of Marshalling
(a)	Each of Pledgor and Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral Secured Party:
(1)	is under no obligation to marshal any Collateral;
(2)	may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and
(3)	may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Obligations in any order and in any manner it so elects.
(b)	Pledgor and Secured Party waive any right to require the marshalling of any of the Collateral.

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Schedule 1

Ownership Interest

Full Name	Jurisdiction of Organization	Type of Interest	Number of Shares/Units (if applicable)	Certificate Number(s) (if any)	Percentage of Outstanding Interests in MHLLC
Mt. Hamilton, LLC	Colorado	Membership Interest	N/A	N/A	80%

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Signing page

Executed as an agreement as of the date first above written

Pledgor
Signed for Solitario Exploration & Royalty Corp. by its authorized signatories
sign here ►	/s/ Christopher E. Herald
Christopher E. Herald, CEO
sign here ►	/s/ James R. Maronick
James R. Maronick, CFO

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Secured Party
Signed for RMB Australia Holdings Limited by its attorney
sign here ►	/s/ Christopher Kamper
Attorney
print name	Christopher Kamper
in the presence of
sign here ►	/s/ Debbie L. Deaguero
Witness
print name	Debbie L. Deaguero

Secured Party
Signed for RMB Resources Inc. by its authorized signatory
sign here ►	/s/ Alvaro Belevan
Authorized Signatory
print name	Alvaro Belevan
title	Managing Director

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Attachment 1

Endorsement Certificate – Solitario Exploration & Royalty Corp.

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto RMB AUSTRALIA HOLDINGS LIMITED, the whole of its ownership interest in MT. HAMILTON, LLC (Issuer) standing in the undersigned’s name on the books of the Issuer, and does hereby irrevocably constitute and appoint RMB AUSTRALIA HOLDINGS LIMITED, as the undersigned’s attorney-in-fact to transfer the said ownership interest on the books of the Issuer with full power of substitution in the premises.

Date: , 2012.

Signed for Solitario Exploration & Royalty Corp. by its authorized signatories sign here ►
Christopher E. Herald, CEO
sign here ►
James R. Maronick, CFO